UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2010

COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-32429 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  775-847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

The information disclosed in Item 8.01 of this Form 8-K is incorporated into this Item 7.01.

Item 8.01.         Other Events.

On September 7, 2010, Comstock Mining Inc. (the “Company”) announced the results of its second National Instrument 43-101 technical report (the “NI Report”) delivered to the Company by Behre Dolbear & Company (USA) Ltd. relating to the Company’s properties.

On the same day, the Company engaged in discussions with investment companies, investment advisers, broker/dealers and securityholders of the Company regarding the summary of the NI Report.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.  A copy of the summary of the NI Report is attached as Exhibit 99.2 to this Form 8-K. This Form 8-K, Exhibit 99.1 and Exhibit 99.2 are each being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 8.01 of Form 8-K and are therefore not to be considered “filed” with the SEC.

Item 9.01.         Financial Statements and Exhibits.

(d)          Exhibits.

99.1	Press release dated September 7, 2010.

99.2	Summary of National Instrument 43-101 technical report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: September 7, 2010	By:	/s/ Corrado DeGasperis
Corrado DeGasperis

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 7, 2010.

99.2	Summary of National Instrument 43-101 technical report.